UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 06, 2014

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Community Shores Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-51166	38-3423227
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

1030 W. Norton Avenue, Muskegon, Michigan	49441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Following four consecutive quarters of sustaining adequate capitalization at our wholly owned subsidiary, Community Shores Bank (the "Bank"), we received formal notice on February 7, 2014, from the Federal Deposit Insurance Corporation ("FDIC") that the Supervisory Prompt Corrective Action Directive (the “Directive”) with regard to the Bank has been terminated. A copy of the FDIC’s order lifting the Directive is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Order Terminating Supervisory Prompt Corrective Action Directive dated February 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Shores Bank Corporation

	By:	/s/ Tracey A. Welsh
Tracey A. Welsh
Senior Vice President, Chief Financial
Officer and Treasurer
Date: February 13, 2014

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Exhibit Index

Exhibit Number	Description

99.1	Order Terminating Supervisory Prompt Corrective Action Directive dated February 6, 2014.

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